September 14, 2004

DREYFUS VARIABLE INVESTMENT FUND-
INTERNATIONAL EQUITY PORTFOLIO

Supplement to Prospectus
Dated May 1, 2004

The following information supersedes and replaces the information in the fourth paragraph contained in the section in the Portfolio's Prospectus entitled "Management."

Paul Butler has been the portfolio’s primary manager since
September 2001. Mr. Butler is a director of investment
management (global equities) and has been employed by Newton
Capital Management since 1987.